UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

Tyson Foods, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued by Tyson Foods, Inc. (the “Company”) on May 29, 2014.

Also attached hereto as Exhibit 99.2 is a presentation referenced during the Company’s analyst and investor conference call on May 29, 2014.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.     Description

99.1	Press Release issued by the Company on May 29, 2014

99.2	Presentation referenced during the Company’s analyst and investor conference call on May 29, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TYSON FOODS, INC.
Date: May 29, 2014

By:	/s/ R. Read Hudson
Name:	R. Read Hudson
Title:	Vice President, Associate General Counsel & Secretary